HENDERSON GLOBAL FUNDS
Henderson All Asset Fund

Supplement dated December 20, 2016 to the
Prospectus dated November 30, 2016 as amended December 15, 2016

This supplement provides new and modifies certain disclosure in the Prospectus dated November 30, 2016 as amended December 15, 2016. Investors should retain this Supplement with the Prospectus for future reference.

Effective on or about January 31, 2017, Chris Paine will no longer serve as a portfolio manager of the Fund.

Effective as of January 31, 2017, the paragraphs under “Fund Summary—Henderson All Asset Fund—Management” section on page 7 of the Prospectus are hereby deleted in their entirety and replaced with the following:
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund.  Paul O’Connor, Head of Multi-Asset, Portfolio Manager, has managed the Fund since 2013.
Effective as of January 31, 2017, the paragraphs under “Management of the Fund—Henderson All Asset Fund—Management” section on page 80 of the Prospectus are hereby deleted in their entirety and replaced with the following:
Paul O’Connor, Head of Multi-Asset, is the Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 21 years of investment management experience.

HENDERSON GLOBAL FUNDS
Henderson All Asset Fund

Supplement dated December 20, 2016 to the
Statement of Additional Information dated November 30, 2016
 as amended December 15, 2016

This supplement provides new and modifies certain disclosure in the Statement of Additional Information dated November 30, 2016 as amended December 15, 2016. Investors should retain this Supplement with the Statement of Additional Information for future reference.

Effective on or about January 31, 2017, Chris Paine will no longer be a portfolio manager of the Henderson All Asset Fund.  All references to Mr. Paine are hereby deleted as of such date.